EXHIBIT 10.14


                            SUBSCRIPTION AGREEMENT


      WHEREAS, there has been organized under the laws of the State of Maryland a real estate investment trust known as Mar Mar Realty Trust (the "Trust");

      WHEREAS, the Trust is authorized to issue up to 100,000,000 Class A Common Shares of Beneficial Interest, $1.00 par value ("Class A Common Shares").

      NOW, THEREFORE, in consideration of the covenants contained herein, the undersigned hereby subscribes for and agrees to purchase up to six thousand five hundred fifty seven (6,557) Class A Common Shares of the Trust and agrees to give as consideration therefor nine thousand three hundred forty dollars ($9,340.00).

      The subscription hereunder shall be payable upon execution and the Shares subscribed for hereunder shall be issued at the time payment is received therefor.

      Dated as of the 10th day of October, 1998.




                                      By:
                                          ---------------------------------
                                          Benjamin F. Bracy



Accepted as of
October 10, 1998

MAR MAR REALTY TRUST


By:
      ---------------------------------------
      Virginia R. Dunn
      Vice President and Chief Financial Officer